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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): April 22, 2003

                           Commission File No. 0-16992
                                               -------

                         CONCORDE CAREER COLLEGES, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                                         43-1440321
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(State of other jurisdiction of                            (I. R. S. Employer
Incorporation or Organization)                            Identification Number)

5800 Foxridge, Suite 500
Mission, Kansas                                                       66202
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(Address of Principal Executive Office)                            (Zip Code)

Registrant's telephone number, including area code:         (913) 831-9977
                                                     -------------------------

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ITEM 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document.

99.1 Press release of Concorde Career Colleges, Inc., issued April 22, 2003, reporting results of operations for the quarter ended March 31, 2003.
99.2 Transcript of Concorde Career Colleges, Inc., conference call, held April 22, 2003, relating to reported results of operations for the quarter ended March 31, 2003.

ITEM 9. Regulation FD Disclosure

On April 22, 2003 Concorde Career Colleges, Inc. (the "Company") issued a press release announcing its first quarter 2003 results. A copy of the press release is attached to this report as Exhibit 99.1. The Company also held a conference call on April 22, 2003, to discuss the Company's results of operations for the first quarter ended March 31, 2003. The transcript from the conference call is attached to this report as Exhibit 99.2. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 in accordance with Release No. 34-47583.

Certain statements in the transcript from the conference call may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the "safe-harbor" provisions of that act. Forward-looking statements regarding economic conditions, efforts of employees, year to year improvements, effects of corporate initiatives, future profitability, projections, future revenue opportunities, and their impact on 2003 are forward looking statements and not historical facts. These statements are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand, acceptance of services offered by the Company, the Company's ability to maintain current expense and revenue levels, actions by competitors, impairment of federal funding, legislative action, student default rates, changes in federal or state authorization or accreditation changes, changes in market needs and technology, political or regulatory matters, litigation, general economic conditions, changes in management strategy and the Company's ability to leverage its curriculum and management infrastructure to build its student base. Actual results or events could differ materially from those discussed in the forward-looking statements. See the Company's report on Form 10-K filed with the Securities and Exchange Commission for further information. The Company disclaims any obligation to publicly update, revise or correct any forward looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Information

The Company provided the EBITDA, which is considered to be a non-GAAP financial measure, in the Company's first quarter press release. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either includes or excludes amounts that are not normally included or excluded in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The Company included EBITDA because management believes the EBITDA measurement is a helpful tool in evaluating operating performance. This measurement should be used in addition to, and not as a substitute, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles. Below, this non-GAAP measure has been reconciled to the nearest GAAP measure, which is now required under the new SEC rules regarding the use of non-GAAP financial measures.

                                  Page 2 of 14

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
                                                                              2003               2002
Reconciliation of EBITDA: Quarter Ended March 31,
  Net income                                                               $1,535,000          $838,000
  Non-operating income and interest, net                                      (20,000)          (11,000)
  Provision for income taxes                                                  965,000           582,000
  Depreciation and amortization                                               346,000           214,000
                                                                            ---------         ---------
  Earnings before interest, taxes, depreciation and amortization (EBITDA)   2,826,000         1,623,000
                                                                            =========         =========

As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CONCORDE CAREER COLLEGES, INC.

                            DATED: May 5, 2003

                            By:  /s/ Jack L. Brozman
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                                     Jack L. Brozman, Chief Executive Officer

                            By:  /s/ Paul R. Gardner
                                 ----------------------------------------------
                                     Paul R. Gardner, Chief Financial Officer

                                  Page 3 of 14